UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/25/2009

AUTHENTEC, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33552

DE	59-3521332
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Rialto Place

Suite 100

Melbourne, FL 32901

(Address of principal executive offices, including zip code)

(321) 308-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 25, 2009, AuthenTec, Inc. (“AuthenTec” or the “Company”) announced by press release that the United States District Court for the Middle District of Florida dismissed with prejudice a shareholder class action filed on October 9, 2008 against the Company and certain of its officers. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific

Item 9.01	Financial Statements and Exhibits

d) Exhibits:

99.1	Press Release dated September 25, 2009 regarding dismissal of shareholder class action.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Date: September 25, 2009	By:	/s/ Gary R. Larsen
Gary R. Larsen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 25, 2009, regarding dismissal of shareholder class action.